                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                December 23, 2003


                          SORRENTO NETWORKS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                       0-15810                       04-3757586
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
     of incorporation)

                 9990 Mesa Rim Road, San Diego, California 92121
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (858) 558-3960

Item 5. - Other Events and Regulation FD Disclosure.

         See Press Release dated December 24, 2003 entitled "Sorrento Networks Obtains Commitment for $6.35 Million in Private Placement," attached as
Exhibit 99.1 to this Current Report.

Item 7. - Exhibits

          (c) Exhibits.

              Exhibit Number                     Description
                   99.1             Press Release, dated December 24, 2003.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SORRENTO NETWORKS CORPORATION.


December 24, 2003                              /s/ Joe R. Armstrong
                                               ---------------------------------
                                               Joe R. Armstrong,
                                               Chief Financial Officer

                                  EXHIBIT INDEX

 Exhibit Number                        Description
      99.1                   Press Release, dated December 24, 2003.